                                                                 EXHIBIT 10.10.3

                               THIRD AMENDMENT TO

                              EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (the "Third Amendment") is made and entered into as of January 1, 1999, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Santa Monica, California (the "Company"), and Lewis A. Halpert, an individual ("Employee").



RECITALS

        WHEREAS, COMPANY and Employee have entered into that certain Employment Agreement dated as of January 1, 1996, (the "Agreement"), and amended January 1, 1997 and January 1, 1998 providing for the employment of Employee by Company pursuant to the terms of such Agreement; and



        WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Bonus.



                             AMENDMENT TO AGREEMENT

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 1998 as follows:



        1. Section 1(C) Bonus. Exhibit C, page 2, attached, is amended such that 25% of Note Division's net income, no cap (net profits less employee bonus) allocated to the Bonus Pool is deleted in its entirety and the following is inserted in lieu thereof:



                        75% of the Note Division's net income from National Consulting, no cap (net profits less Employee bonus) is allocated to the Bonus Pool, and I 00% of the Note Division's net income, for all other note pools, no cap (net profits less Employee bonus) is allocated to the Bonus Pool.



Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.



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        IN WITNESS WHEREOF, the undersigned have executed this Second amendment as of the date first above written.



                                            "COMPANY"
                                            KENNEDY-WILSON, INC.,
                                            A DELAWARE CORPORATION


                                            By: /s/ WILLIAM J. MCMORROW
                                               ---------------------------------
                                               William J. McMorrow
                                               Chairman and Chief Executive
                                               Officer



                                            "EMPLOYEE"



                                            /s/ LEWIS A. HALPERT
                                            ------------------------------------
                                            Lewis A. Halpert



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                                    EXHIBIT C

                                   LEW HALPERT


1.      BASE COMPENSATION:

$12,500.00/mo.           Salary
$12,500.00/mo.           Non-repayable advance charged against bonus
--------------
$25,000.00/mo.           $300,000 annualized


To manage KW Properties Residential Division:


        1.      Find/buy properties;
        2.      Secure financing
        3.      Oversee and manage:
                    a)  Legal
                    b)  Construction
                    c)  Marketing/Sales
                    d)  Closing
                    e)  Other matters incidental to success of deal


2.      BONUS (Based on Bonus Revenues Net Profits--see attached)



NET PROFIT                                  BONUS
0-$1,000,0000                               15%
$1,000,001-$2,000,000                       20%
$2,000,001-Above                            25%


3. Lew will be awarded a commission percentage as procuring cause for commercial deals signed by the Company. Commission percentage will be based upon Lew's contribution to the deal and will be negotiated and agreed to at the time of the deal signing. Such commissions will be credited to his Bonus Revenues Net Profit for Bonus calculation. (see #2).


4. Net Commissions earned by the Company on auctions for which Lew was procuring cause will be credited to his Bonus Revenues Net Profits for Bonus calculations. (see #2).